Exhibit 10.5

                          SECURITIES PURCHASE AGREEMENT
                          (COMMON SHARES AND WARRANTS)

      SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of October 31, 2006, by and among Maritime Logistics US Holdings Inc., a Delaware corporation, with headquarters located at 547 Boulevard, Kenilworth, New Jersey ("MLI" or the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

      WHEREAS:

      A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

      B. Each Buyer wishes to purchase, and the Company wishes ShellCo (as defined below) to sell, upon the terms and conditions stated in this Agreement,
(i) that  aggregate  number of shares of  ShellCo's  Common  Stock (the  "COMMON
STOCK"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers together shall not exceed five million shares of Common Stock (calculated after the Company effects a reverse stock split (discussed below)) and shall collectively be referred to herein as the "COMMON SHARES") for an aggregate Purchase Price not to exceed $50,000,000.00 and (ii) warrants, in substantially the form attached hereto as EXHIBIT A (the "WARRANTS"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4) of the Schedule of Buyers (as exercised, collectively, the "WARRANT SHARES").

      C. Contemporaneously with the Closing (as defined below), the Buyers and ShellCo will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT B (as amended, restated, supplemented and/or modified from time to time in accordance with the provisions thereof, the "REGISTRATION RIGHTS AGREEMENT") pursuant to which ShellCo shall agree to provide certain registration rights in respect of the Common Shares, and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      D. The Common Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES".

      E. In connection with the Reorganization (as defined below), ShellCo has authorized the issuance of shares of Common Stock to certain members of its management (the "MANAGEMENT RESTRICTED STOCK") the resale of which shall be limited pursuant to the terms set forth in Lockup Agreements the form of which is attached hereto as EXHIBIT C. Immediately prior to the issuance and delivery of the Common Shares and Warrants as provided for herein, it is intended that ShellCo shall issue the Management Restricted Stock to members of management of the Company and their Subsidiaries.

      F. Contemporaneously herewith, the Company is entering into a securities purchase agreement, by and among the Company and the buyers listed on the Schedule of Buyers attached thereto (the "CONVERTIBLE NOTE BUYERS"), (the "CONVERTIBLE NOTE SECURITIES PURCHASE AGREEMENT"), wherein the Company agrees, upon the terms and subject to the conditions of the Convertible Note Securities Purchase Agreement, to cause ShellCo to issue and sell to the Convertible Note Buyers (i) Senior Secured Convertible Notes of ShellCo due 2011 in an aggregate principal amount of $65,000,000.00 (the "CONVERTIBLE NOTES"), which will be convertible into shares of common stock (as converted, the "CONVERTIBLE NOTE SHARES") in accordance with the terms of the Convertible Notes, and (ii) certain warrants (the "CONVERTIBLE NOTES' WARRANTS"), which will be exercisable to purchase additional shares of Common Stock (as exercised, the "CONVERTIBLE NOTE WARRANT SHARES") in accordance with the terms of the Convertible Notes' Warrants.

      G. Contemporaneously with the Closing (as defined below), the Convertible Note Buyers and ShellCo will execute and deliver a Registration Rights Agreement (the "CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT"), pursuant to which ShellCo will agree to provide certain registration rights in respect of the Convertible Note Shares and Convertible Note Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      H. The Convertible Notes, Convertible Notes' Warrants and Convertible Note Warrant Shares collectively are referred to herein as the "CONVERTIBLE NOTE SECURITIES", and the offering thereof, the "CONVERTIBLE NOTE Offering".

      I. Immediately prior to the Closing, a wholly-owned subsidiary of ShellCo will be merged with and into the Company and the Company, as the surviving entity, will become a wholly-owned subsidiary of ShellCo (the "REORGANIZATION").

      J. Immediately prior to the Closing, ShellCo shall enter into a joinder agreement, pursuant to which ShellCo shall, among other things, join this Agreement, affirm the representations and warranties hereunder and agree to perform the obligations and covenants of the Company hereunder (the "JOINDER AGREEMENT"). The Company's obligation hereunder is subject to the condition that ShellCo enter into the Joinder Agreement.

      K. Contemporaneously with the Closing, and with certain of the proceeds of the transactions contemplated hereby, ShellCo shall acquire, directly or indirectly, all (or substantially all) of the equity of each of FMI Holdco I, LLC, a Delaware limited liability company headquartered at 800 Federal Blvd, Carteret, New Jersey 07008 and certain of its parent companies (collectively, "FMI"), and Clare Freight, Los Angeles, Inc. a California corporation headquartered at 17979 Arenth Ave., City of Industry, CA 91748 and TUG New York, Inc., a New York corporation headquartered at 13 Hendrickson Ave., Lynbrook, NY 11563 (the "TUG COMPANIES"), (collectively, "TUG", and together with FMI, the "TARGETS") and substantially all of the assets of the TUG Logistics group of companies, including TUG Logistics, Inc., a California corporation headquartered at 17971 Arenth Ave., City of Industry, CA 91748, TUG Logistics (Miami), Inc. a Florida corporation headquartered at 2801 NW 74 Ave., Suite 173, Miami, FL 33122, and Glare Logistics, Inc., a California corporation headquartered at 16905 South Keegan Ave., Carson, Los Angeles, CA 90746. (collectively, the


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

"TUG  ASSETS",   and  the  acquisition  of  the  TUG  Assets  and  the  Targets, collectively, the "ACQUISITIONS").

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1.    PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

            (a) PURCHASE OF COMMON SHARES AND WARRANTS. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall use best efforts to cause ShellCo to issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from ShellCo on the Closing Date (as defined below), the number of Common Shares set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, along with Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (the "CLOSING").

            (b) CLOSING. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City time, on a date mutually agreed to by the Company and Buyers holding the right to purchase not less than 66-2/3% of the Shares to be sold hereunder, such Closing Date to be as soon as practicable following satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

            (c) PURCHASE PRICE. The purchase price for the Common Shares and related Warrants to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer's name in column (5) of the Schedule of Buyers (the "PURCHASE PRICE") which shall be equal to the amount of $0.8908 per Common Share and related Warrant, prior to the effectiveness of the reverse stock split (the "REVERSE SPLIT") and $10.00 thereafter.

            (d) FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to ShellCo, and/or one or more designees of ShellCo for the Common Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's or ShellCo's written wire instructions, and (ii) the Company shall use best efforts to cause ShellCo to deliver to each Buyer (A) one or more stock certificates, with such restrictive and other legends as expressly provided in Section 2(g) hereof, evidencing the number of Common Shares such Buyer is purchasing as is set forth opposite such Buyer's name in column (3) of the Schedule of Buyers and (B) a Warrant pursuant to which such Buyer shall have the right to acquire such number of Warrant Shares as is set forth opposite such Buyer's name in column (4) of the Schedule of Buyers, in all cases duly executed on behalf of ShellCo and registered in the name of such Buyer.

      2.    BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants in respect of only itself that:

            (a) NO PUBLIC SALE OR DISTRIBUTION. Such Buyer is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and such Buyer does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and pursuant to the applicable terms of the Transaction Documents (as defined in Section 3(b)). Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined in Section 3(p)) to distribute any of the Securities.

            (b) ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

            (c) RELIANCE ON EXEMPTIONS. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon, among other things, the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            (d) INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and the Targets and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision in respect of its acquisition of the Securities.

            (e) NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (f) TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to ShellCo an opinion of counsel, in a form reasonably acceptable to ShellCo, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides ShellCo with assurance reasonably acceptable to ShellCo that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) none of ShellCo, the Company or any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Subject to compliance with applicable securities laws, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, unless required by law, and no Buyer effecting a pledge of Securities shall be required to provide ShellCo with any notice thereof or otherwise make any delivery to ShellCo or the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f); provided that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

      (g) LEGENDS. Such Buyer understands that the certificates or other instruments representing the Common Shares, the Warrants and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

      [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO AND IN ACCORDANCE WITH RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, SUBJECT TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and ShellCo shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by


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

electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, provided that (A) upon receipt of notice from ShellCo that the applicable registration statement is not, or no longer is effective in respect of the resale of such Securities, the Holder will not transfer such Securities (other than pursuant to clauses 2(g)(ii) or 2(g)(iii) below) until ShellCo notifies the Holder that the applicable registration statement becomes effective (again), and (B) the Holder hereby agrees to indemnify and hold ShellCo harmless against any claim of securities laws violations in respect of any such transfer (from and after the date the Holder receives the first notice described in Section 2(g)(i)(A) above through the date on which the Holder receives the second notice described in
Section 2(g)(i)(A) above) by the Holder of any Security as to which such legend has been removed, (ii) in connection with a sale, assignment or other transfer, such holder provides ShellCo with an opinion of counsel reasonably satisfactory to ShellCo, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act and that such legend is no longer required, or (iii) such holder provides ShellCo with assurances reasonably acceptable to ShellCo that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A, and such holder delivers the legended Securities to ShellCo or ShellCo's transfer agent.

            (h) VALIDITY; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (i) NO CONFLICTS.  The execution,  delivery and  performance by such
Buyer of this Agreement, the Registration Rights Agreement and the other Transaction Documents (as defined below) to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of any organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any
rights  of  termination,   amendment,   acceleration  or  cancellation  of,  any
agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder. Each Buyer agrees that it has independently, based on such documents and information it deemed appropriate, made its decision to enter into this Agreement and purchase the Common Stock Warrants.

            (j) RESIDENCY. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.


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

      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each of the Buyers that:

            (a) ORGANIZATION AND QUALIFICATION. Each of the Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company or ShellCo, directly or indirectly, owns any of the capital stock or holds an equity or similar interest, including, without limitation, each of the Targets) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company, the Targets and their Subsidiaries is duly qualified as a foreign entity to do business and, to the extent applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. The Company and each Target has only those Subsidiaries set forth on SCHEDULE 3(A).

            (b)  AUTHORIZATION;  ENFORCEMENT;  VALIDITY.  The  Company  has  the
requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement to which the Company is a party (such documents, together with the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), and each of the other agreements to be entered into by the parties hereto in connection with the purchase of the Common Stock and Warrants contemplated by this Agreement, collectively, the "TRANSACTION DOCUMENTS") in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders except as may be required under applicable securities laws. This Agreement and the other Transaction Documents to which the Company is a party have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (c) OFFER OF SECURITIES. Subject to the accuracy of Buyer's representation and warranties hereunder, the offer by the Company of the Securities is exempt from registration under the 1933 Act.

            (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company, any Target or any of their Subsidiaries, any capital stock of the Company any Target or any of their Subsidiaries, or the bylaws of the Company, any Target or any of their Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company any Target or any of their Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company any Target or any of their Subsidiaries or by which any property or asset of the Company any Target or any of their Subsidiaries is bound or affected except in the case of clauses (ii) and (iii) of this Section 3(d), for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

            (e) CONSENTS. None of the Company, any Target or any of their Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents to which it is a party, in each case in accordance with the terms hereof or thereof, other than the current report on Form 8-K required to be filed after Closing by ShellCo pursuant to Section 4(h) of this Agreement, the filing of the Schedule 14C relating to the Reverse Split among others things, the Form D filing required to be made following the Closing by ShellCo with the SEC, and filings required by applicable state securities laws, and the registration statement and related state securities law filings required by the Registration Rights Agreement. All consents, authorizations, orders, filings and registrations which the Company is required to have obtained prior to the date hereof pursuant to the preceding sentence have been obtained or effected. [Notwithstanding the first two sentences of this Section 3(e), to the extent that any Foreign Subsidiary is required to obtain any consent, authorization or order, or make any filing or registration, but has not done so, such failure shall not constitute a default hereunder or under the other Transaction Documents if such failure(s), individually or in the aggregate, would not have a Material Adverse Effect.]

            (f) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser in respect of the Transaction Documents and the transactions contemplated hereby and thereby and that, except as set forth on
SCHEDULE  3(F)  hereof,  no Buyer is (i) an officer or director of the  Company,
(ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 ACT")). The Company further acknowledges that, except as set forth on SCHEDULE 3(F) hereof, no Buyer is acting as a financial advisor or fiduciary of any of ShellCo, the Company, any Target or any Subsidiary (or in any similar capacity) in respect of the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the decision of the Company and each of its Subsidiaries to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, such Subsidiaries and their representatives.

            (g) NO GENERAL SOLICITATION; PLACEMENT AGENT'S FEES. None of the Company, any of its affiliates, or to the knowledge of the Company, any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisors) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Rodman & Renshaw, LLC as placement agent (the "AGENT") in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

            (h) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, nor to the knowledge of the Company, any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior or concurrent offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated other than the Convertible Note Offering and the Acquisitions, which Convertible Note Offering and Acquisitions have been undertaken only in such a manner as to not adversely affect the exemption from registration enjoyed by the sale of the Securities pursuant to this Agreement. None of the Company nor its Subsidiaries, will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

            (i) APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (as defined in Section 3(o)) or the laws of the jurisdiction of its organization which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, ShellCo's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of its Common Stock or a change in control of the Company.

            (j) FINANCIAL STATEMENTS. The financial statements of the Company and each of the Targets have been prepared in accordance with United States generally accepted accounting principles consistently applied ("GAAP"), during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company, or such Target, as applicable, as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice, liabilities and obligations reflected on or reserved against in the June 30, 2006 interim balance sheets of each of the Company and each Target prepared in accordance with GAAP delivered pursuant to Section 7(l) (the "BALANCE SHEETS") and as otherwise contemplated herby or disclosed herein or in the disclosure schedules to this Agreement (the "DISCLOSURE SCHEDULES"), since July 1, 2006, inclusive of such date, none of the Company or any Target has incurred any liabilities or obligations that would be required to be reflected or reserved against in a balance sheet of the Company or such Target, as applicable, prepared in accordance with the principles used in the preparation of the Balance Sheets. No other written information in that certain private placement memorandum dated October 23, 2006 (the "PPM") provided by or on behalf of the Company, the Targets or any of their respective Subsidiaries to the Buyers, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

            (k) ABSENCE OF CERTAIN CHANGES. Since June 30, 2006, there has been no change or development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company, any Target or any of their respective Subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect. Since June 30, 2006, (and before giving effect to the transactions contemplated under the Transaction Documents), none of the Company or any Target has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $300,000 outside of the ordinary course of business, (iii) had capital expenditures, individually or in the aggregate, in excess of $300,000 or (iv) waived any material rights in respect of any Indebtedness or other rights in excess of $300,000 owed to it. None of the Company or any Target has taken any steps to seek protection pursuant to any bankruptcy law, nor does the Company have any knowledge or reason to believe that its creditors or the creditors of any Target intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). For purposes of this Section 3(k), "Insolvent" means (i) the present fair saleable value of the Company's assets (and including as assets for this purpose at a fair valuation all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) is less than the amount required to pay the Company's (after giving effect to the Acquisitions) total Indebtedness (as defined in Section 3(p)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

            (l) CONDUCT OF BUSINESS; REGULATORY PERMITS. None of the Company, any Target or any of their respective Subsidiaries is in violation of any term of or in default under its certificate of incorporation, certificate of formation, any certificate of designations of any outstanding series of preferred stock of such company or Bylaws or their organizational charter or other constituent documents or bylaws, respectively. None of the Company any Target or any of their respective Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to such entity, and none of the Company, any Target or any of their respective
Subsidiaries will conduct its respective business in violation of any of the foregoing, except for such violations and/or possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company, each Target and each of their Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and none of the Company, any Target or any of their Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit except where such proceedings, revocation or modification would not have a Material Adverse Effect.

            (m) FOREIGN CORRUPT PRACTICES. None of the Company, any Target or any of their Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of any of them has, in the course of its actions for, or on behalf of, such entity (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (n) TRANSACTIONS WITH AFFILIATES. Except as set forth in SCHEDULE 3(N) hereto, other than the issuance of restricted stock and the other arrangements disclosed on SCHEDULE 3(N), none of the officers, directors or employees of any of the Company, any Target or any of their Subsidiaries is presently a party to any transaction with any of the Company, any Target or any of their Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

            (o) EQUITY CAPITALIZATION. As of the date hereof, and prior to giving effect to the Merger, the authorized capital stock of the Company consists of one million shares of Common Stock. All of the outstanding shares of Common Stock of the Company have been validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 3(O): (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound  to  issue  additional  capital  stock  of  the  Company  or  any  of  its
Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound except for such Indebtedness which (x) will be paid or satisfied in full promptly after Closing with the proceeds of the purchase of securities hereunder, of the Convertible Note Offering, and under that certain loan agreement, by and among ShellCo, the Company and the lenders listed on the schedule of lenders thereto and Fortress Credit Corp. as administrative agent thereunder or (y) constitutes Permitted Indebtedness (as defined in the Convertible Notes); (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and the Convertible Notes Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of such Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; (ix) all the Company's outstanding options and warrants shall be cancelled at Closing; and (x) no securities of the Company, any Target or the Subsidiaries are listed or quoted on any stock exchange or automated quotation system. All of the Company's outstanding options and warrants shall be canceled at Closing. Immediately after giving effect to the Reorganization, (i) all of the Company's issued and outstanding stock shall be owned by ShellCo and (ii) all other securities issued by the Company (including, without limitation, any securities disclosed in SCHEDULE 3(O)) shall have been exchanged for shares of ShellCo's Common Stock. The Company has made available to the Buyers true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and all agreements relating to securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

            (p)  INDEBTEDNESS  AND  OTHER  CONTRACTS.  Except  as  disclosed  in
SCHEDULE 3(P), none of the Company, any Target or any of their Subsidiaries (i) has any outstanding Indebtedness (as defined below) except for such Indebtedness which will be paid or satisfied in full promptly after Closing with the proceeds of the purchase of securities hereunder, of the Convertible Note Offering, and under that certain loan agreement, by and among ShellCo, the Company and the lenders listed on the schedule of lenders thereto and Fortress Credit Corp. as administrative agent thereunder, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default  under any  contract,  agreement  or  instrument  relating  to any
Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. On the Closing Date, immediately after giving effect to the Merger, none of ShellCo, the Company, any Target, or Subsidiary shall have any outstanding Indebtedness, other than the Notes, the Permitted Senior Indebtedness (as defined in the Convertible Notes) and the Permitted Indebtedness (as defined in the Convertible Notes) set forth on
SCHEDULE 3(P). For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) "capital leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations in respect of letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case in respect of any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person in respect of any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss in respect thereof; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

            (q) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation that, individually or in the aggregate, would have a Material Adverse Effect before or by, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting any of the Company, the Targets, their respective Subsidiaries, any of their respective officers or directors, or the Common Stock.

            (r) INSURANCE. The Company, each Target and each of their respective Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which such entities are engaged. None of the Company, any Target or any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (s) EMPLOYEE RELATIONS. (i) None of the Company, any Target or any of their respective Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. No executive officer (as defined in Rule 5b-7 promulgated under the 1934 Act) of the Company, any Target or any of their respective Subsidiaries (as defined in Rule 501(f) promulgated under the 1933 Act) has notified the Company, such Target or any such Subsidiary that such officer intends to leave the Company, such Target or Subsidiary, as applicable or otherwise terminate such officer's employment with the Company, such Target or Subsidiary. To the knowledge of the Company, no executive officer of the
Company, any Target or any of their respective Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, except where such violation would not have a Material Adverse Effect and the continued employment of each such executive officer does not subject the Company, such Target or any of the Subsidiaries to any liability in respect of any of the foregoing matters except such liability that would not have a Material Adverse Effect.

                  (ii) The Company, each Target and their respective Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance therewith would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (t) TITLE. The Company, each Target and their respective Subsidiaries (other than Foreign Subsidiaries) have good and valid title in fee simple to all real property and valid title to all personal property owned by them which is material to the business of the Company, such Target or Subsidiary, as applicable, in each case free and clear of all liens, encumbrances and defects except for Permitted Liens (as defined in the Convertible Notes) and those liens, encumbrances and defects described in
SCHEDULE 3(T) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, such Target or any of such Subsidiaries. To the knowledge of the Company, (i) none of the Foreign Subsidiaries owns fee simple interest in any real property (or the equivalent thereof under applicable law) and (ii) each of the Foreign Subsidiaries has good and valid title to all personal property owned by them which is material to the business of such Subsidiary. Except as set forth on SCHEDULE 3(T), any real property and facilities  held  under  lease  by the  Company,  any  Target  or  any of  their respective Subsidiaries are held by the applicable entity under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, the Targets and such Subsidiaries. Where failures to have such valid, subsisting and enforceable lease(s) exist, such failures, in the aggregate, would not have a Material Adverse Effect.

            (u) INTELLECTUAL PROPERTY RIGHTS. The Company, each Target and their respective Subsidiaries (other than Foreign Subsidiaries) own or possess, and to the knowledge of the Company, the Foreign Subsidiaries own or possess, adequate rights or licenses to use all trademarks, trade names service marks and all applications and registrations therefor, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth on SCHEDULE 3(U), none of the Company's, Targets' or their respective Subsidiaries' registered, or applied for, Intellectual Property Rights have expired or terminated or have been abandoned, or are expected to expire or terminate or expected to be abandoned, within three years from the date of this Agreement, except as to such Intellectual Property Rights the loss of which would not have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company, any Target or their respective Subsidiaries of Intellectual Property Rights of others except of such infringement that would not have a Material Adverse Effect. Except as set forth on SCHEDULE 3(U), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company, any Target or such Subsidiaries regarding their respective Intellectual Property Rights. Any such claims, actions and proceedings being made, brought or threatened would not in the aggregate, have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings which would, individually or in the aggregate, have a Material Adverse Effect. The Company, each Target and their respective Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

            (v)  ENVIRONMENTAL   LAWS.  The  Company,   each  Target  and  their
respective Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where, in the foregoing clauses
(i), (ii) and (iii), the failure to so comply with such Environmental Laws, permits, licenses or other approvals or to obtain such permits, licenses or approvals would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

            (w) SUBSIDIARY  RIGHTS.  The Company or one of its  Subsidiaries has
the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries owned by the Company or such Subsidiary, respectively, subject to the Transaction Documents. Each Target or one of their respective Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by such Target or such Subsidiary, subject to the Transaction Documents.

            (x) TAX STATUS. Except as set forth on SCHEDULE 3(X), the Company, each Target and each of their respective Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on SCHEDULE 3(X), there are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Each of the claims set forth on
SCHEDULE 3(X) is being contested in good faith or would not be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as set forth on SCHEDULE 3(X), no liens have been filed securing taxes and other governmental assessments and charges and no claims are being asserted by or against the Company, any Target or any of their respective Subsidiaries in respect of any taxes (other than liens for taxes not yet due and payable) or other governmental assessments or charges. Except as set forth on SCHEDULE 3(X), none of the Company, any Target or any of their respective Subsidiaries has received notice of assessment or proposed assessment of any taxes claimed to be owed by it or any other Person on its behalf. Except as disclosed on SCHEDULE 3(X), none of the Company, any Target or any of their respective Subsidiaries is a party to any tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. None of the items set forth on SCHEDULE 3(X) would, individually or in the aggregate, have a Material Adverse Effect. Each of the Company, each Target and their respective Subsidiaries has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required.

            (y) INTERNAL ACCOUNTING CONTROLS. The Company, each Target and each of their respective Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken in respect of any difference.

            (z) DISCLOSURE. Each of this Agreement (including the Schedules hereto), the other Transaction Documents and that certain Private Placement Memorandum dated October

23, 2006 (including the various attachments thereto) furnished by or on behalf of the Company regarding the Company, the Targets, their respective businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which it was made, not misleading. Each press release issued by the Company or its Subsidiaries (other than the Foreign Subsidiaries) during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the knowledge of the Company, no press release issued by any Foreign Subsidiary during the twelve (12) months preceding the date of this Agreement at the time of release contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists in respect of the Company or any of its Subsidiaries (other than the Foreign Subsidiaries) or its or their business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. To the knowledge of the Company, no event or circumstance has occurred or information exists in respect of any of the Foreign Subsidiaries or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by such Person or its parent company but which has not been so publicly announced or disclosed.

            (aa) OTC BULLETIN BOARD. The Common Stock is designated for quotation on the National Association of Securities Dealers Inc.'s OTC Bulletin Board (the "INITIAL PRINCIPAL MARKET"). At all times since such designation, ShellCo has complied with the rules of the Initial Principal Market.

            (bb) U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not, nor has it ever been, a U.S. real property holding corporation within the meaning of
Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Buyer's request.

      4.    COVENANTS.

            (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

            (b) FORM D AND BLUE SKY. The Company agrees to use its best efforts to cause ShellCo to file a Form D in respect of the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly upon request after such filing. The Company, on or before the Closing Date, shall or shall use its best efforts to cause ShellCo to take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall upon request provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

            (c) REPORTING STATUS. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Common Shares and Warrant Shares and none of the Warrants is outstanding (the "REPORTING PERIOD"), the Company shall use best efforts to cause ShellCo to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, provided that prior to the filing of the Registration Statement with the SEC as required by the Registration Rights Agreement, compliance with the current public information requirements of Rule 144(e) thereunder shall be sufficient, and the Company shall use best efforts to prohibit ShellCo from terminating its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for general corporate purposes, including general and administrative expenses and not for the redemption or repurchase of any of its or its Subsidiaries' equity securities.

            (e) FINANCIAL INFORMATION. The Company agrees to use best efforts to cause ShellCo to send the following to each Investor during the Reporting Period
(i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within three (3) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, its Quarterly Reports on Form 10-Q or 10-QSB or any other interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements filed with the SEC for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) two (2) Business Days after release thereof (unless such press release is available on PR Newswire or Business Wire) facsimile or e-mailed copies of all press releases issued by ShellCo, the Company or any of their respective Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of ShellCo or the Company, generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            (f) FEES. The Company and ShellCo, as applicable, shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay or use best efforts to cause ShellCo to pay, and hold or use best efforts to cause ShellCo to hold, each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

            (g) PLEDGE OF SECURITIES. The Company, on behalf of itself and ShellCo, acknowledges and agrees subject to compliance with applicable securities laws, that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. Except as otherwise required by applicable securities laws, the pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company or ShellCo with any notice thereof or otherwise make any delivery to the Company or ShellCo pursuant to this Agreement or any other Transaction Document, including, without limitation,
Section 2(f); provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver, and to use best efforts to cause ShellCo to execute and deliver, such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

            (h) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or
before 8:30 a.m., New York City time, on the first Business Day following the Closing Date, the Company shall cause ShellCo to file a press release (the "PRESS RELEASE") describing the material terms of the transactions contemplated by the Transaction Documents. The Company shall use best efforts to cause ShellCo to file, as a "small business issuer" (as defined in Item 10(a) of Regulation SB under the 1934 Act), a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form and by the date required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all Schedules to this Agreement), the form of the Warrants and the Registration Rights Agreement) as exhibits to such filing if and to the extent required by the 1934 Act (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from ShellCo, the Company, any of their respective Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall use best efforts to cause ShellCo and each of their Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding ShellCo, the Company or any of their Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer.

            (i)  VARIABLE  SECURITIES;  DILUTIVE  ISSUANCES.  For so long as any
Warrants remain outstanding, the Company shall use best efforts to cause ShellCo not to, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the Closing Sale Price (as defined in the Warrants) of the Common Stock on the Trading Day immediately prior to the execution of this Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, reclassifications and similar events). Notwithstanding the foregoing sentence, ShellCo is permitted hereby to issue the Warrants provided for hereby and the Notes and Warrants under the Convertible Note Offering, which provide in certain circumstances for adjustments to their exercise and conversion prices, as applicable. For so long as any Warrants remain outstanding, the Company shall use best efforts to cause ShellCo not to, in any manner, enter into or affect any Dilutive Issuance (as defined in the Warrants) if the effect of such Dilutive Issuance is to cause ShellCo to be required to issue upon exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which ShellCo may issue upon exercise of the Warrants without breaching ShellCo's obligations under the rules or regulations of the Principal Market or the stock exchange or automated quotation system upon which ShellCo's shares of Common Stock are traded, including, without limitation, any and all discounted issuance rules, if applicable. As used herein, "STOCKHOLDER APPROVAL" shall mean the affirmative vote by stockholders holding no less than a majority of the voting power of the Common Stock approving resolutions providing for the Company's issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market. "PRINCIPAL MARKET" shall mean the Initial Principal Market or other Eligible Market on which the Common Stock is designated for quotation or listed and principally trades.

            (j) CORPORATE EXISTENCE. For so long as any Buyer beneficially owns any Warrants, the Company shall use best efforts to cause ShellCo to maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

            (k) RESERVATION OF SHARES. For so long as any Buyer owns any Warrants, and contingent on the Reverse Split, the Company shall use best efforts to cause ShellCo to take all actions necessary to at all times after the Closing Date have authorized, and reserved for the purpose of issuance, no less than 130% of the sum of (i) the number of shares of Common Stock issuable upon conversion of all of the Convertible Notes, (ii) the number of shares of Common Stock issuable upon exercise of the Convertible Notes' Warrants issued, and
(iii) the number of shares of Common Stock issuable upon exercise of the Convertible Notes' Warrants (without taking into account any limitations on the conversion of the Convertible Notes or exercise of the Warrants or Convertible Notes' Warrants set forth in the Convertible Notes, Warrants and Convertible Notes' Warrants, respectively).

            (l) CONDUCT OF BUSINESS. The business of ShellCo, the Company and their Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

            (m) NO ADDITIONAL REGISTERED SECURITIES. From the Closing Date until the date that is 90 Trading Days following the Effective Date (as defined in the Registration Rights Agreement), neither ShellCo nor the Company will file a registration statement under the 1933 Act, or allow any such registration statement to become effective, in respect of any securities other than the Registration Statement contemplated by the Registration Rights Agreement and the registration rights agreement in respect of the Common PIPE Offering and/or a registration statement on Form S-8.

            (n) OTC BULLETIN BOARD. The Company shall cause ShellCo to use best efforts to comply with the rules of the Principal Market.

            (o) GENERAL SOLICITATION. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting within the scope of their delegated authority on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (p) CONSENTS. Each Buyer hereby acknowledges, that it is the intention of the Company to use its best efforts to cause ShellCo to cause there to occur as reasonably promptly as practicable after the Merger becomes effective (i) a Reverse Split in respect of the Common Shares pursuant to which
11.226 shares of Common Stock prior to the Reverse Split would be converted into and become one share of Common Stock immediately after the Reverse Split and
(ii) to change the name of ShellCo to "Summit Global Logistics, Inc." In connection therewith, the numbers of shares of Common Stock for which the Notes are convertible and the Warrants and Convertible Notes' Warrants are exercisable shall be adjusted as shall the "Conversion Price" or "Exercise Price" therefor, as applicable (as more specifically provided in the Notes, Warrants or Convertible Notes' Warrants, as applicable) in the same ratio as the Reverse Split. Likewise, the number of shares of Common Stock originally subscribed for hereunder and issued pursuant hereto shall be adjusted pursuant to the Reverse Split. If the consent of the Buyers, or any of them shall be required in order to effect the Reverse Split and/or to change the name of the Company as set forth above, the Buyer agrees to take such actions as the Company or ShellCo may deem reasonably necessary to effect such stockholder actions.

      5.    REGISTER; TRANSFER AGENT INSTRUCTIONS.

            (a) REGISTER. The Company shall use best efforts to cause ShellCo to maintain at its principal executive offices (or such other office or agency of ShellCo as it may designate), a register for the Common Shares and the Warrants, in which ShellCo shall record the name and address of the Person in whose name the Common Shares and the Warrants have been issued (including the name and address of each transferee), the face amount of Common Shares held by such Person, the number of Warrant Shares issuable upon exercise of the Warrants held by such Person and the number of Common Shares held by such Person. The Company shall use best efforts to cause ShellCo to keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

            (b) TRANSFER AGENT INSTRUCTIONS. The Company shall use best efforts to cause ShellCo to issue instructions to its transfer agent, and any subsequent transfer agent, which instructions shall be consistent with Section 2(g) and shall instruct such transfer agent and any subsequent transfer agent to issue certificates or credit shares to the applicable balance accounts at DTC in the name of each Buyer or its respective nominee(s), for the Common Shares, and the Warrant Shares issued at the Closing or upon exercise of the Warrants in such amounts as specified from time to time by each Buyer to ShellCo upon exercise of the Warrants in the form of EXHIBIT D attached hereto (the "TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g), including in the event that the Registration Statement ceases to be effective, will be given by ShellCo to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of ShellCo, subject to compliance with applicable securities laws, as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall use best efforts to cause ShellCo to permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Common Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, and Buyer provides evidence of compliance with Rule 144 reasonably acceptable to Company and ShellCo, the transfer agent shall, subject to compliance with applicable securities laws, issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges on behalf of itself and ShellCo that a breach by it of its obligations hereunder will cause irreparable harm to affected Buyers. Accordingly, the Company acknowledges on behalf of itself and ShellCo that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company or ShellCo of the provisions of this Section 5(b), that any affected Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligations of the Company hereunder are subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's and ShellCo's benefit and may be waived by the Company or ShellCo at any time in their sole discretion by providing each Buyer with prior written notice thereof:

            (a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

            (b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Common Shares and the related Warrants being purchased by such Buyer and each other Buyer) at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by ShellCo.

            (c) The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, each of which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date provided that the materiality qualifier set forth in this sentence shall not be applicable to (i) the conditions set forth in this Section 6 (which shall be satisfied in all respects satisfactory to Company) or (ii) any covenants, agreements or conditions that are already subject to a materiality qualifier.

            (d) ShellCo shall have executed and delivered the Joinder Agreement.

            (e) The Reorganization shall have been consummated.

      7.    CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            The obligation of each Buyer hereunder to purchase the Common Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

            (a) Each of the Company, ShellCo and each of their Subsidiaries, to the extent each is a party thereto, shall have executed and delivered to such Buyer each of the Transaction Documents.

            (b) ShellCo shall have executed and delivered to such Buyer the Common Shares (in such denominations as such Buyer shall request) and the related Warrants (in such denominations as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

            (c) Such Buyer shall have received the opinion of Brown Rudnick Berlack Israels LLP, the Company's and ShellCo's outside counsel, Brownstein, Hyatt & Farber, FMI International Inc.'s outside counsel and the Law Offices of Cecilia L. Yu & Associates, the Tug Companies' outside counsel, each dated as of the Closing Date, in substantially the form of EXHIBIT E attached hereto.

            (d) ShellCo shall have delivered to such Buyer a copy of the Transfer Agent Instructions, in the form of EXHIBIT D attached hereto, which instructions shall have been delivered to and acknowledged in writing by ShellCo's transfer agent.

            (e) The Company and ShellCo shall have delivered to such Buyer a certificate evidencing the incorporation, partnership or formation, as applicable, and good standing of the Company, each Target and ShellCo and each of their Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

            (f) The Company and ShellCo shall have delivered to such Buyer a certificate evidencing the Company's, each Target's and ShellCo's qualification as a foreign entity and good standing issued by the Secretary of State of the State of its organization (or comparable office) and of each jurisdiction in which ShellCo, the Company or such Target is required to qualify as a foreign entity, each as of a date within 30 days of the Closing Date.

            (g) Each of ShellCo, the Company and each Target shall have delivered to such Buyer a certified copy of the certificate of incorporation as certified by the Secretary of State of the State of its organization within 10 days of the Closing Date.

            (h) Each of the Company and ShellCo shall have delivered to such Buyer a certificate, executed by the Secretary of such entity and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as EXHIBIT F.

            (i) The representations and warranties of the Company and ShellCo shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties which speak as of a specific date, each of which shall be true and correct as of such date) and the Company or ShellCo, as applicable shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such entity at or prior to the Closing Date. Such Buyer shall have received a certificate delivered and executed by the President of each of the Company and ShellCo, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as EXHIBIT G.

            (j) ShellCo shall have delivered to such Buyer a letter from ShellCo's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date before giving effect to the transactions contemplated hereby.

            (k) The Company and ShellCo shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares and the Warrants.

            (l) The Common Stock (i) shall be designated for quotation or listed on an Eligible Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or such Eligible Market from trading on such Eligible Market nor shall suspension by the SEC or such Eligible Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or such Eligible Market or
(B) by falling  below any  minimum  maintenance  requirements  of such  Eligible
Market.

            (m) The Company or ShellCo shall have filed a Certificate of Merger with the Delaware Secretary of State whereby Merger Sub will be merged with and into the Company, pursuant to which the holders of equity securities of the Company will receive, in the aggregate, 12,854,893 shares of Common Stock (prior to giving effect to the Reverse Split) (the "SHARE EXCHANGE"), and, the shareholders of the Company, immediately prior to the Merger, will own, on a fully-diluted basis following completion of the Merger, not less than 51% of ShellCo's common equity.

            (n) The Company shall have delivered to each Buyer a copy of the consolidated audited financial statements of the Company and a copy of the consolidated audited financial statements of the Targets prepared in accordance with GAAP for the periods ended December 31, 2004 and December 31, 2005 (provided that in the case of Tug, no balance sheet shall be provided as of December 31, 2004), which financial statements shall contain an opinion of such auditor prepared in accordance with generally accepted auditing standards (which opinion shall be without (x) a "going concern" qualification or exception or (y) any qualification or exception as to the scope of such audit. ShellCo shall have delivered to each Buyer a copy of the consolidated pro forma financial statements of ShellCo for the periods ended the periods ended December 31, 2004 and December 31, 2005, which financial statements shall contain an opinion of such auditor prepared in accordance with generally accepted auditing standards (which opinion shall be without any qualification or exception as to the scope of such audit).

            (o) Each executive officer and officer of ShellCo who assumes the duties of any such executive officer after the date hereof shall have entered into employment agreements with the Company and ShellCo in the form of EXHIBIT
H. and the Lock-up Agreement in the form of EXHIBIT C.

            (p) There shall not have developed, occurred, or come into effect or existence after June 30, 2006 any change, or any development involving a prospective change, in or affecting the position of the Company or ShellCo, financial or otherwise, that has had, or would be expected to have, a Material Adverse Effect.

            (q) ShellCo shall have executed and delivered a joinder agreement to this Agreement, in the form of EXHIBIT I hereto, dated as of the Closing Date (the "JOINDER AGREEMENT"), to the effect that upon the Closing (i) each of the representations and warranties made by the Company set forth in Section 3 hereof, MUTATIS MUTANDIS, shall be true and correct as if each reference to the Company in such representations and warranties was a reference to ShellCo, (ii) ShellCo assumes all covenants and obligations of ShellCo set forth herein and
(iii) ShellCo assumes all covenants and obligations of the Company set forth herein (including, without limitation, all indemnification obligations) as if each obligation of the Company and each reference thereto contained elsewhere herein was an obligation of and a reference to ShellCo.

            (r) Any and all equity securities and derivative securities convertible or exercisable into equity securities of ShellCo or the Company and outstanding prior to the Closing shall have been, concurrently with the Closing, cancelled or terminated. See SCHEDULE 3(O).

            (s) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8. TERMINATION. In the event that the Closing shall not have occurred in respect of a Buyer on or before ten (10) Business Days from the date accepted by the Company, due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement in respect of such breaching party at the close of business on such date without liability of any party to any other party.

      9.    MISCELLANEOUS.

            (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby appoints Corporation Service Company as its agent for service of Process in New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf in respect of the matters discussed herein, and this Agreement, the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties in respect of the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking in respect of such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Common Shares representing at least a majority of the amount of the Common Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of the Common Shares. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least 66-2/3% of the Shares issued hereunder, and any amendment to this Agreement made in conformity with the provisions of this
Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Common Shares, or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally provided same is on a Business Day and, if not, on the next Business Day; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) provided same is on a Business Day and, if not, on the next Business Day; (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same; or
(iv) if sent by certified mail, return receipt requested, when received or three
(3) days after deposited in the mails, whichever occurs first. The addresses and facsimile numbers for such communications shall be:

      If to the Company:

            Maritime Logistics US Holdings Inc.
            547 Boulevard
            Kenilworth, NJ 07033
            Telephone: (908) 497-0280
            Facsimile: (908) 497-0295
            Attention: Robert Agresti

      With a copy to:

            Brown Rudnick Berlack Israels LLP
            One Financial Center
            Boston, MA  02111
            Telephone: (617) 856-8200
            Facsimile: (617) 856-8201
            Attention: Raymer McQuiston, Esq.
                       John G. Nossiff, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

      with a copy (for informational purposes only) to:

            Schulte Roth & Zabel LLP
            919 Third Avenue
            New York, New York  10022
            Telephone: (212) 756-2000
            Facsimile: (212) 593-5955
            Attention: Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, including any purchasers of the Common Shares or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least 66-2/3% of the aggregate number of Shares issued hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants). Subject to compliance with applicable securities laws, a Buyer may assign some or all of its rights hereunder and under the other Transaction Documents without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder and thereunder in respect of such assigned rights provided that Buyer provide Company and ShellCo with written notice of such assignment within ten (10) Business Days after such assignment is consummated.

            (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person except to the extent set forth in Section 9(k).

            (i) SURVIVAL. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5, 8 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, unless this Agreement is terminated under Section 8 hereof, the Company, on behalf of itself and ShellCo, shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or ShellCo in any Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company or ShellCo contained in any Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or ShellCo) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company or ShellCo pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law provided that the Company shall not be obligated to indemnify such Buyer or Collateral Agent for any Indemnified Liabilities caused by the gross negligence or willful misconduct of any Buyer or Collateral Agent. Except as otherwise set forth herein, the mechanics and procedures in respect of the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

            (l) NO STRICT CONSTRUCTION. The language used in the Transaction Documents will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) REMEDIES. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes on behalf of itself and ShellCo that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

            (o) PAYMENT SET ASIDE. To the extent that the Company or ShellCo makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (p) INDEPENDENT NATURE OF BUYERS' OBLIGATIONS AND RIGHTS. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges on behalf of itself and ShellCo that the Buyers are not acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction

Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

MARITIME LOGISTICS US HOLDINGS INC.               ADDRESS FOR NOTICE:


By:__________________________________________
   Name:
   Title:

With a copy to (which shall not constitute notice):

Brown Rudnick Berlack Israels LLP
One Financial Center
Boston, MA  02111
Telephone: (617) 856-8200
Facsimile: (617) 856-8201
Attention: Raymer McQuiston, Esq.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                        SIGNATURE PAGE FOR BUYERS FOLLOW]

                [Signature Page to Securities Purchase Agreement]

         [BUYER SIGNATURE PAGES TO MARITIME LOGISTICS US HOLDINGS, INC.
                         SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IF THE PURCHASER IS AN INDIVIDUAL, AND IF PURCHASED AS JOINT TENANTS, AS TENANTS IN COMMON, OR AS COMMUNITY PROPERTY:

____________________________                ______________________________
Print Name(s)                               Social Security Number(s)

___________________________                 ______________________________
Signature(s) of Purchaser(s)                Signature

IF THE PURCHASER IS A PARTNERSHIP,  CORPORATION,  LIMITED  LIABILITY  COMPANY OR
TRUST:

Name of Purchaser: _____________________________________________________________

SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________

FOR ALL PURCHASERS:

Email Address of Purchaser: ____________________________________________________

Fax Number of Purchaser: _______________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount ($):______________________________

Number of Units (each consisting of 100 shares of Common Stock and Warrants to purchase 75 shares of Common Stock) being purchased:

___________________________

                                                                         ANNEX A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the Purchasers shall purchase up to $50,000,000 of Common Stock and Warrants from ShellCo (the "COMPANY"). All funds will be wired pursuant to instructions from [ShellCo]. All funds will be disbursed in accordance with this Closing Statement.

DISBURSEMENT DATE: __________ ___, 2006

--------------------------------------------------------------------------------

I. PURCHASE PRICE

                         GROSS PROCEEDS TO BE RECEIVED          $

II.  DISBURSEMENTS

                                                                $
                                                                $
                                                                $
                                                                $
                                                                $

TOTAL AMOUNT DISBURSED:                                         $

WIRE INSTRUCTIONS:

Payee:

Citibank N.A. ABA #021000089
[330 Madison Avenue; New York, New York 10017],

for further credit to Law Debenture a/c #27633756;

reference: a/c # 80049 (contact: B. Treyger 212-750-6474)

                       MARITIME LOGISTICS US HOLDINGS INC.
                        ACCREDITED INVESTOR CERTIFICATION

                          FOR INDIVIDUAL INVESTORS ONLY
           (ALL INDIVIDUAL INVESTORS MUST INITIAL WHERE APPROPRIATE):

INITIAL _______   I certify that I have a net worth (including home, furnishings and automobiles) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

INITIAL _______   I certify  that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

INITIAL _______   I  certify  that  I am a  director  or  executive  officer  of
                  [ShellCo] (the "COMPANY").

                          FOR NON-INDIVIDUAL INVESTORS
         (ALL NON-INDIVIDUAL INVESTORS MUST INITIAL WHERE APPROPRIATE):

INITIAL _______   The   undersigned   certifies   that  it  is  a   partnership,
                  corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

INITIAL _______   The   undersigned   certifies   that  it  is  a   partnership,
                  corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

INITIAL _______   The undersigned  certifies that it is an employee benefit plan whose  investment  decision  is made by a plan  fiduciary  (as defined in ERISA  ss.3(21))  that is a bank,  savings and loan
                  association,   insurance  company  or  registered   investment
                  adviser.

INITIAL _______   The undersigned  certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

INITIAL _______   The undersigned certifies that it is a self-directed  employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual
                  Investors, above.

INITIAL _______   The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

INITIAL _______   The   undersigned   certifies  that  it  is  a   broker-dealer
                  registered pursuant to ss.15 of the Securities Exchange Act of 1934.

INITIAL _______   The undersigned certifies that it is an organization described in ss.501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

INITIAL _______   The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

INITIAL _______   The  undersigned  certifies that it is a plan  established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

INITIAL _______   The undersigned  certifies that it is an insurance  company as defined in ss.2(13) of the Securities Act of 1933, as amended, or a registered investment company.

                                   MEMORANDUM
                           WIRE TRANSFER AUTHORIZATION

TO: Operations Manager

    _________________________

RE: Client Wire Transfer Authorization
    Maritime Logistics US Holdings Inc.

DATE: _____________, 2006

--------------------------------------------------------------------------------

This memorandum authorizes the transfer of the following listed funds from my ________________ Account as follows:

      ________________ Account # ______________________

      Wire Amount $______________________

[BANK]
ACCT. NAME:

ABA NUMBER: __________________

A/C NUMBER: __________________

REFERENCE:

SUBSCRIBER LEGAL NAME
______________________________________________________
TAX ID NUMBER
______________________________________________________
SUBSCRIBER ADDRESS
______________________________________________________
FBO: _________________________________________________
Investment Title: ____________________________________
Signature: ___________________________________________
Signature: ___________________________________________
(Joint Signature)

                               SCHEDULE OF BUYERS

  (1)                  (2)                      (3)                (4)                  (5)                        (6)
                                             NUMBER OF
                                          COMMON SHARES     NUMBER OF WARRANT
                                         PRIOR TO REVERSE    SHARES PRIOR TO                             LEGAL REPRESENTATIVE'S
 BUYER    ADDRESS AND FACSIMILE NUMBER         SPLIT          REVERSE SPLIT       PURCHASE PRICE      ADDRESS AND FACSIMILE NUMBER
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBITS

Exhibit A  Form of Warrants
Exhibit B  Form of Registration Rights Agreement
Exhibit C  Form of Lockup Agreement
Exhibit D  Form of Transfer Agent Instructions
Exhibit E  Forms of Legal Opinions
Exhibit F  Form of Secretary's Certificate
Exhibit G  Form of Officer's Certificate
Exhibit H  Form of Employment Agreement
Exhibit I  Form of Joinder Agreement

                                    SCHEDULES

Schedule 3(a)  List of Subsidiaries
Schedule 3(l)  Conduct of Business; Regulatory Permits
Schedule 3(n)  Transactions with Affiliates
Schedule 3(o)  Equity Capitalization; Debt
Schedule 3(p)  Indebtedness and Other Contracts
Schedule 3(r)  Insurance
Schedule 3(t)  Title
Schedule 3(x)  Tax Status